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                      SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-0001



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: AUGUST 24, 2000



                        AMERICAN EAGLE OUTFITTERS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                     0-23760                       13-2721761
-----------------           ------------------            --------------------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                             150 Thorn Hill Drive
                           Warrendale, PA 15086-7528
                                 (724)776-4857
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)



                                Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER ITEMS.

   On August 24, 2000, American Eagle Outfitters, Inc., issued a news release announcing the execution of a letter of intent to acquire the assets of Thriftys, Braemar and National Logistics Services divisions of Dylex Limited, a Canadian specialty retailer.

   The news release and transcript of recorded commentary are included as exhibits to this Form 8-K and are incorporated herein by this reference.

ITEM 7.  EXHIBITS.

   (C)      EXHIBITS.

   Exhibit No.                       Description

            99(a)    News release, dated August 24, 2000.

            99(b)    Transcript of recorded commentary

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMERICAN EAGLE OUTFITTERS, INC.


Date: August 24, 2000        By: /s/ Dale E. Clifton
                                 -----------------------------
                                 Dale E. Clifton
                                 Vice President,Controller, and
                                 Chief Accounting Officer

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                                 EXHIBIT INDEX
                               ----------------


      Exhibit No.                  Description

         99(a)      News release, dated August 24, 2000.

         99(b)      Transcript of recorded commentary